Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT dated as of February 25, 2015 (this “Amendment”) to the Credit Agreement dated as of January 9, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among WESTERN DIGITAL TECHNOLOGIES, INC. (the “US Borrower”), WESTERN DIGITAL IRELAND, LTD. (the “Cayman Subsidiary Borrower”), WESTERN DIGITAL CORPORATION (“Holdings”), the Lenders party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
Holdings, the US Borrower, the Cayman Subsidiary Borrower and Western Digital International, Ltd., an exempted company incorporated under the laws of the Cayman Islands (the “Cayman Parent Borrower”), have requested that the Credit Agreement be amended to add the Cayman Parent Borrower as an additional Borrower thereunder and to effect certain other changes, in each case as set forth herein;
The Lenders party hereto and the Administrative Agent are willing so to amend the Credit Agreement on the terms and subject to the conditions set forth herein;
Accordingly, the parties hereto agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement, as amended hereby.
SECTION 2.    Amendment of the Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)    The introductory paragraph is deleted in its entirety and replaced with the following:
CREDIT AGREEMENT (“Agreement”) dated as of January 9, 2014, among WESTERN DIGITAL TECHNOLOGIES, INC., a Delaware corporation (the “US Borrower”), WESTERN DIGITAL INTERNATIONAL, LTD., an exempted company incorporated under the laws of the Cayman Islands (the “Cayman Parent Borrower”), WESTERN DIGITAL IRELAND, LTD., an exempted company incorporated under the laws of the Cayman Islands (the “Cayman Subsidiary Borrower” and together with the Cayman Parent Borrower, the “Cayman Borrowers” and the Cayman Borrowers together with the US Borrower, the “Borrowers”), WESTERN DIGITAL CORPORATION, a Delaware corporation (“Holdings”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
(b)    The first recital is amended by adding a second sentence thereto reading as follows: “Pursuant to a First Amendment dated as of February 25, 2015,

to this Agreement, the Cayman Parent Borrower became an additional Borrower hereunder.”
(c)    The following definitions are added in the appropriate alphabetical order to Section 1.01 of the Credit Agreement:
“Cayman Borrowers” has the meaning specified in the introductory paragraph hereto.
“Cayman Parent Borrower” has the meaning specified in the introductory paragraph hereto.
“Cayman Subsidiary Borrower” has the meaning specified in the introductory paragraph hereto.
(d)    The definition of the term “Cayman Borrower” set forth in Section 1.01 of the Credit Agreement is deleted in its entirety.
(e)    The definitions of the terms “Defaulting Lender”, “Environmental Liability” and “Loan Document Obligations” set forth in Section 1.01 of the Credit Agreement are amended by replacing each reference therein to “either Borrower” with a reference to “any Borrower”.
(f)    The definition of the term “Guarantors” set forth in Section 1.01 of the Credit Agreement is amended by replacing the reference therein to “the Cayman Borrower” with a reference to “the Cayman Borrowers”.
(g)    The definition of the terms “Term A-1 Commitment” and “Term A-1 Note” set forth in Section 1.01 of the Credit Agreement are amended by replacing the reference to “Cayman Borrower” with a reference to “Cayman Subsidiary Borrower”.
(h)    Sections 2.01(a), 2.07(c) and 4.01(a)(v) of the Credit Agreement are amended by replacing each reference to “Cayman Borrower” with a reference to “Cayman Subsidiary Borrower”.
(i)    Sections 2.01(b), 2.01(e) and 2.02(b) of the Credit Agreement are amended by replacing each reference to “Cayman Borrower” with a reference to “Cayman Borrowers”.
(j)    Section 2.03(a)(i) of the Credit Agreement is amended by revising the final two sentences thereof to read as follows: “In no event shall the US Borrower be obligated or otherwise liable for any Letter of Credit issued for the account of any Cayman Borrower or any of such Cayman Borrower’s Subsidiaries except in its capacity as a Guarantor. In no event will any Cayman Borrower be obligated or otherwise liable for any Letter of Credit issued for the account of the US Borrower or any of the US Borrower’s Subsidiaries (other than such Cayman Borrower or any of such Cayman

Borrower’s Subsidiaries for which such Cayman Borrower is a joint and several co-applicant).”
(k)    Section 2.03(e)(vi), 5.10(b), 6.04, 8.01(g)(iii), 8.01(i)(iii) and 9.01 of the Credit Agreement are amended by replacing each reference to “either Borrower” with a reference to “any Borrower”.
(l)    Section 2.04(a) is amended by revising the final two sentences to read as follows: “In no event will the US Borrower be obligated or otherwise liable for any Swing Line Loan of a Cayman Borrower except in its capacity as a Guarantor. In no event will any Cayman Borrower be obligated or otherwise liable for any Swing Line Loans of the US Borrower.”
(m)    The first sentence of Section 2.14(a) of the Credit Agreement is amended by replacing “Each or both of the Borrowers” with “Any one or more Borrowers”.
(n)    The second sentence of Section 2.14(b) of the Credit Agreement is amended by replacing the phrase “identical to those of the Term A-1 Commitments and the Term A-1 Loans if made to the Cayman Borrower” with “identical to those of the Term A-1 Commitments and the Term A-1 Loans if made to a Cayman Borrower (provided, that either the Cayman Parent Borrower or the Cayman Subsidiary Borrower may be the borrower thereunder)”.
(o)    Section 3.01(e)(ii)(B) of the Credit Agreement is amended by replacing each reference to “W-8BEN” with a reference to “W-8BEN or Form W-8BEN-E, as applicable,”.
(p)    Section 5.07(a) of the Credit Agreement is amended by replacing the reference to “Neither Borrower” with a reference to “No Borrower”.
(q)    Section 10.07 of the Credit Agreement is amended by replacing each reference to “the Cayman Borrower” with a reference to “any Cayman Borrower”.
(r)    Each of Exhibit A (Form of Loan Notice), Exhibit B (Form of Swing Line Loan Notice), Exhibit C-1 (Form of Revolving Credit Note), Exhibit C-2 (Form of Term Note), Exhibit D (Form of Compliance Certificate) and Exhibit E (Assignment and Assumption) is hereby replaced in the form of Annexes A, B, C-1, C-2, D and E, respectively, attached hereto.
SECTION 3.    Reaffirmation. Each of Holdings and the US Borrower hereby confirms its guarantee and other obligations under Article X of the Credit Agreement with respect to the Obligations of all Loan Parties, including, on and after the Amendment Effective Date, with respect to the Obligations of the Cayman Parent Borrower.

SECTION 4.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrowers, including the Cayman Parent Borrower, hereby represents and warrants to the Administrative Agent and the Lenders that:
(a)    (x) the transactions set forth herein are within such Borrower’s organizational powers and have been duly authorized by all necessary organizational and, if required, stockholder action and (y) this Amendment has been duly executed and delivered by such Borrower and constitutes, and the Credit Agreement as amended hereby will on and after the Amendment Effective Date constitute, a legal, valid and binding obligation of such Borrower enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)    on the Amendment Effective Date and immediately after giving effect to this Amendment, no Default has occurred or is continuing; and
(c)    all representations and warranties of Holdings and the Borrowers set forth in the Credit Agreement are true and correct in all material respects (or, if qualified by materiality, in all respects) on and as of the Amendment Effective Date, except to the extent expressly made as of another date, in which case such representations and warranties were true and correct in all material respects (or, if qualified by materiality, in all respects) on and as of such other date.
SECTION 5.    Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions has been satisfied:
(a)    the Administrative Agent shall have received counterparts hereof duly executed and delivered by Holdings, each the Borrowers (including the Cayman Parent Borrower), Lenders collectively representing the Required Lenders and the Administrative Agent;
(b)    the Administrative Agent shall have received such customary documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Cayman Parent Borrower and the authorization of the transactions contemplated hereby by the Cayman Parent Borrower and the other Borrowers, all in form and substance reasonably satisfactory to the Administrative Agent;
(c)    the Administrative Agent shall have received a favorable opinion of (i) O’Melveny & Myers LLP, counsel to the Borrowers, and (ii) Conyers Dill & Pearman (Cayman) Limited, counsel to the Cayman Borrowers, in each case, addressed to the Administrative Agent, each Lender and the L/C Issuer, in form and substance reasonably satisfactory to the Administrative Agent, concerning the Borrowers, this Amendment and the Credit Agreement, as amended hereby;

(d)    each Subsidiary Guarantor shall have entered into a reaffirmation agreement pursuant to which such Subsidiary Guarantor reaffirms its obligations under the Subsidiary Guaranty, including those with respect to the Obligations of the Cayman Parent Borrower, in form and substance reasonably satisfactory to the Administrative Agent;
(e)    the Cayman Parent Borrower shall have provided to the Lenders all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act to the extent requested at least 5 days prior to the Amendment Effective Date; and
(f)    the Administrative Agent shall have received payment from the Borrowers of all reasonable and documented fees and expenses of the Administrative Agent (including the reasonable and documented fees, disbursements and other charges of counsel to the Administrative Agent) payable or subject to reimbursement under Section 10 hereof or under the Credit Agreement to the extent a reasonably detailed invoice therefor has been delivered to the Borrowers at prior to the Amendment Effective Date.
The Administrative Agent shall notify Holdings, the Borrowers and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.
SECTION 6.    Effect of Amendment. %2.Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b) On and after the Amendment Effective Date, the Cayman Parent Borrower will be a “Borrower” for all purposes of the Credit Agreement and the other Loan Documents.
(c) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 7.    Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.    Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 9.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
SECTION 10.    Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent, as well as all other out-of-pocket expenses payable under the Credit Agreement that have not yet been reimbursed to the extent such fees and expenses are invoiced prior to the Amendment Effective Date.
SECTION 11.    FATCA. From and after the effective date of this Amendment, with respect to the Loans made on or prior to the date hereof under the Credit Agreement, as amended hereby, the Borrowers shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related expenses, including Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, such Loans as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

WESTERN DIGITAL TECHNOLOGIES, INC., as the US Borrower and Guarantor

By:	/s/ Olivier Leonetti
Name: Olivier Leonetti
Title: Chief Financial Officer

[Signature Page to First Amendment to the Credit Agreement]

WESTERN DIGITAL INTERNATIONAL, LTD., as the Cayman Parent Borrower

By:	/s/ Michael Ray
Name: Michael Ray
Title: Director and President

[Signature Page to First Amendment to the Credit Agreement]

[[NYCORP:3508803v11:4340W: 02/25/2015--08:56 AM]]

WESTERN DIGITAL IRELAND, LTD., as the Cayman Subsidiary Borrower

By:	/s/ Olivier Leonetti
Name: Olivier Leonetti
Title: Director and Chief Financial Officer

[Signature Page to First Amendment to the Credit Agreement]

WESTERN DIGITAL CORPORATION, as Holdings and Guarantor

By:	/s/ Olivier Leonetti
Name: Olivier Leonetti
Title: Chief Financial Officer

[Signature Page to First Amendment to the Credit Agreement]

[[NYCORP:3508803v11:4340W: 02/25/2015--08:56 AM]]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:	/s/ Keith Winzenried
Name: Keith Winzenried
Title: Executive Director

[Signature Page to First Amendment to the Credit Agreement]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE CREDIT AGREEMENT OF
WESTERN DIGITAL TECHNOLOGIES, INC., WESTERN DIGITAL
INTERNATIONAL, LTD., WESTERN DIGITAL IRELAND, LTD. AND
WESTERN DIGITAL CORPORATION

Name of Lender:	Bank of America, N.A.
By: /s/ Jeannette Lu
Name: Jeannette Lu
Title: Vice President

Name of Lender:	CITIBANK, N.A., as a Lender
By: /s/ Sean Klimchalk
Name: Sean Klimchalk
Title: Vice President and Director

Name of Lender:	ROYAL BANK OF CANADA
By: /s/ Sheldon Pinto
Name: Sheldon Pinto
Title: Authorized Signatory

Name of Lender:	HSBC Bank USA, National Association
By: /s/ Andrew Hietala
Name: Andrew Hietala
Title: Senior Vice President

[Signature Page to First Amendment to the Credit Agreement]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE CREDIT AGREEMENT OF
WESTERN DIGITAL TECHNOLOGIES, INC., WESTERN DIGITAL
INTERNATIONAL, LTD., WESTERN DIGITAL IRELAND, LTD. AND
WESTERN DIGITAL CORPORATION

Name of Lender:	Sumitomo Mitsui Banking Corp.
By: /s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

Name of Lender:	TD BANK, N.A.
By: /s/ Betty Chang
Name: Betty Chang
Title: Senior Vice President

Name of Lender:	THE BANK OF NOVA SCOTIA
By: /s/ Eugene Dempsey
Name: Eugene Dempsey
Title: Director

Name of Lender:	Wells Fargo Bank, N.A.
By: /s/ Lacy Houstoun
Name: Lacy Houstoun
Title: Director

[Signature Page to First Amendment to the Credit Agreement]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE CREDIT AGREEMENT OF
WESTERN DIGITAL TECHNOLOGIES, INC., WESTERN DIGITAL
INTERNATIONAL, LTD., WESTERN DIGITAL IRELAND, LTD. AND
WESTERN DIGITAL CORPORATION

Name of Lender:	COMPASS BANK
By: /s/ Khoa Duong
Name: Khoa Duong
Title: Vice President

Name of Lender:	DBS Bank Ltd.
By: /s/ Thomas McCabe
Name: Thomas McCabe
Title: Country Head

Name of Lender:	Fifth Third Bank
By: /s/ Suzanne Rode
Name: Suzanne Rode
Title: Managing Director

[Signature Page to First Amendment to the Credit Agreement]

Annex A

[FORM OF] LOAN NOTICE

Date: ___________, _____

JPMorgan Chase Bank, N.A.
10 South Dearborn Street, Floor 7
Chicago, IL 60603
Attn: Teresita Siao
Fax: 888-292-9533
Telephone: 312-385-7051
Email:     jpm.agency.servicing.4@jpmorgan.com

Copy to:
JPMorgan Chase Bank, N.A.
1301 Second Avenue, Floor 25
Seattle, WA 98101
Attn: Keith Winzenried
Fax: 208-298-0693
Telephone: 206-500-1225
Email:     keith.f.winzenried@jpmorgan.com

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of January 9, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Western Digital Technologies, Inc., a Delaware corporation (the “US Borrower”), Western Digital International, Ltd., an exempted company incorporated under the laws of the Cayman Islands (the “Cayman Parent Borrower”), Western Digital Ireland, Ltd., an exempted company incorporated under the laws of the Cayman Islands (the “Cayman Subsidiary Borrower” and together with the Cayman Parent Borrower, the “Cayman Borrowers” and the Cayman Borrowers together with the US Borrower, the “Borrowers”), Western Digital Corporation, a Delaware corporation (“Holdings”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and JPMorgan Chase Bank, N.A., as Administrative Agent.

The undersigned hereby requests (select one):

□ A Borrowing of a Revolving Credit Loan     □ A conversion or continuation of Loans
□ A Borrowing of a Term Loan

1.	On ______________________________ (a Business Day).

2.	In the amount of $_______________.

3.	Comprised of __________________________________.
[Type of Loan requested]

4.	For Eurodollar Rate Loans: with an Interest Period of ____ months.

The Borrowing of a Revolving Credit Loan, if any, requested herein complies with the proviso to the first sentence of Section 2.01(c) of the Agreement.

[WESTERN DIGITAL TECHNOLOGIES, INC.
By:
Name:
Title:        ]
WESTERN DIGITAL INTERNATIONAL, LTD.
By:
Name:
Title:
WESTERN DIGITAL IRELAND, LTD.

By:
Name:
Title:        ]

[[NYCORP:3508803v11:4340W: 02/25/2015--08:56 AM]]

Annex B

[FORM OF] SWING LINE LOAN NOTICE

[DATE]

JPMorgan Chase Bank, N.A.
10 South Dearborn Street, Floor 7
Chicago, IL 60603
Attn: Teresita Siao
Fax: 888-292-9533
Telephone: 312-385-7051
Email: jpm.agency.servicing.4@jpmorgan.com

Copy to:
JPMorgan Chase Bank, N.A.
1301 Second Avenue, Floor 25
Seattle, WA 98101
Attn: Keith Winzenried
Fax: 208-298-0693
Telephone: 206-500-1225
Email: keith.f.winzenried@jpmorgan.com

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of January 9, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Western Digital Technologies, Inc., a Delaware corporation (the “US Borrower”), Western Digital International, Ltd., an exempted company incorporated under the laws of the Cayman Islands (the “Cayman Parent Borrower”), Western Digital Ireland, Ltd., an exempted company incorporated under the laws of the Cayman Islands (the “Cayman Subsidiary Borrower” and together with the Cayman Parent Borrower, the “Cayman Borrowers” and the Cayman Borrowers together with the US Borrower, the “Borrowers”), Western Digital Corporation, a Delaware corporation (“Holdings”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and JPMorgan Chase Bank, N.A., as Administrative Agent. This notice constitutes a Swing Line Loan Notice and the undersigned Borrower hereby gives you notice, pursuant to Section 2.04 of the Credit Agreement, that it requests a Swing Line Borrowing under the Credit Agreement, and in connection therewith specifies the following information with respect to such Swing Line Borrowing:

(A)	Aggregate principal amount of Swing Line Borrowing: ____________

(B)	Date of Swing Line Borrowing (which is a Business Day): ____________

Very truly yours,

[WESTERN DIGITAL TECHNOLOGIES, INC.
By:
Name:
Title:
WESTERN DIGITAL INTERNATIONAL, LTD.
By:
Name:
Title:
WESTERN DIGITAL IRELAND, LTD.

By:
Name:
Title:        ]
[FORM OF] REVOLVING CREDIT NOTE

_______________________

FOR VALUE RECEIVED, the undersigned (the [“US Borrower”] [the “Cayman Parent Borrower”] [“Cayman Subsidiary Borrower”]) hereby promises to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Revolving Credit Loan from time to time made by the Lender to such Borrower under the Credit Agreement, dated as of January 9, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Holdings, the US Borrower, the Cayman Parent Borrower, the Cayman Subsidiary Borrower, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

The [US Borrower] [Cayman Parent Borrower] [Cayman Subsidiary Borrower] promises to pay interest on the unpaid principal amount of each Revolving Credit Loan made to such Borrower from the date of such Revolving Credit Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. Except as otherwise provided in Section 2.04(f) of the Agreement with respect to Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business, provided that the failure of the Lender to maintain any such accounts or records shall not affect the obligations of the [US Borrower] [Cayman Parent Borrower] [Cayman Subsidiary Borrower] hereunder or under the Agreement. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

The [US Borrower] [Cayman Parent Borrower] [Cayman Subsidiary Borrower], for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

[Signature Page Follows]

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[WESTERN DIGITAL TECHNOLOGIES, INC.
By:
Name:
Title:
WESTERN DIGITAL INTERNATIONAL, LTD.
By:
Name:
Title:
WESTERN DIGITAL IRELAND, LTD.

By:
Name:
Title:        ]

Annex C-2

[FORM OF] TERM NOTE

_______________________

FOR VALUE RECEIVED, the undersigned (the [“US Borrower”] [“Cayman Parent Borrower”] [the “Cayman Subsidiary Borrower”]) hereby promises to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Term Loan from time to time made by the Lender to such Borrower under the Credit Agreement, dated as of January 9, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Holdings, the US Borrower, the Cayman Borrowers, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

The [US Borrower] [Cayman Parent Borrower] [Cayman Subsidiary Borrower] promises to pay interest on the unpaid principal amount of each Term Loan made to such Borrower from the date of such Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. Except as otherwise provided in Section 2.04(f) of the Agreement with respect to Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business, provided that the failure of the Lender to maintain any such accounts or records shall not affect the obligations of the [US Borrower] [Cayman Parent Borrower] [Cayman Subsidiary Borrower] hereunder or under the Agreement. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

The [US Borrower] [Cayman Parent Borrower] [Cayman Subsidiary Borrower], for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

[Signature Page Follows]

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[WESTERN DIGITAL TECHNOLOGIES, INC.

By:
Name:
Title:
WESTERN DIGITAL INTERNATIONAL, LTD.

By:
Name:
Title:
WESTERN DIGITAL IRELAND, LTD.

By:
Name:
Title:        ]

TERM LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By
________	________	________	________	________	________	________
________	________	________	________	________	________	________
________	________	________	________	________	________	________
________	________	________	________	________	________	________
________	________	________	________	________	________	________
________	________	________	________	________	________	________
________	________	________	________	________	________	________
________	________	________	________	________	________	________
________	________	________	________	________	________	________
________	________	________	________	________	________	________
________	________	________	________	________	________	________
________	________	________	________	________	________	________
________	________	________	________	________	________	________
________	________	________	________	________	________	________
________	________	________	________	________	________	________
________	________	________	________	________	________	________
________	________	________	________	________	________	________
________	________	________	________	________	________	________
________	________	________	________	________	________	________
________	________	________	________	________	________	________
________	________	________	________	________	________	________

Annex D

[FORM OF] COMPLIANCE CERTIFICATE

Financial Statement Date: _____________

JPMorgan Chase Bank, N.A.
10 South Dearborn Street, Floor 7
Chicago, IL 60603
Attn: Teresita Siao
Fax: 888-292-9533
Telephone: 312-385-7051
Email: jpm.agency.servicing.4@jpmorgan.com

Copy to:
JPMorgan Chase Bank, N.A.
1301 Second Avenue, Floor 25
Seattle, WA 98101
Attn: Keith Winzenried
Fax: 208-298-0693
Telephone: 206-500-1225
Email: keith.f.winzenried@jpmorgan.com

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of January 9, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among Western Digital Technologies, Inc., a Delaware corporation (the “US Borrower”), Western Digital International, Ltd., an exempted company incorporated under the laws of the Cayman Islands (the “Cayman Parent Borrower”) Western Digital Ireland, Ltd., an exempted company incorporated under the laws of the Cayman Islands (the “Cayman Subsidiary Borrower”), Western Digital Corporation, a Delaware corporation (“Holdings”), each Lender from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

The undersigned [chief executive officer] [chief financial officer] [treasurer] [controller] of Holdings hereby certifies as of the date hereof that he/she is the [chief executive officer] [chief financial officer] [treasurer] [controller] of Holdings, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of Holdings, and that, on behalf of Holdings:

[Use following paragraph 1 for fiscal year-end financial statements]

1.    Holdings has delivered the year-end audited financial statements required by Section 6.09(b) of the Agreement for the fiscal year of Holdings ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.    Holdings has delivered the unaudited financial statements required by Section 6.09(a) of the Agreement for the fiscal quarter of Holdings ended as of the above date. Such financial statements fairly present, in all material respects, the financial condition of Holdings and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject to normal year-end audit adjustments and the absence of footnotes.

2.    The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a review of the transactions and condition (financial or otherwise) of Holdings and its Subsidiaries during the accounting period covered by such financial statements.

3.    A review of the activities of Holdings and the Loan Parties during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period Holdings and each Loan Party performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the knowledge of the undersigned, during such fiscal period, Holdings and each Loan Party has performed and observed each covenant of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

--or--

[to the knowledge of the undersigned, during such fiscal period the following covenants have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.    The financial covenant analyses and information set forth on Schedules 1, 2 and 3 attached hereto are true and accurate, in all material respects, on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate, on behalf of Holdings, as of _____________, ________.

WESTERN DIGITAL CORPORATION

By:
Name:
Title:

For the Quarter/Year ended ___________________(“Statement Date”)
SCHEDULE 1
to the Compliance Certificate
($ in 000’s)
I.    Section 7.09(a) – Consolidated Leverage Ratio.
A.    Consolidated Debt for Borrowed Money at Statement Date:     $__________
B.    Consolidated EBITDA for four prior fiscal quarters ending Statement Date         (see Schedule 2):                         $___
C.    Consolidated Leverage Ratio (Line I.A ÷ Line I.B):        ________ to 1
Maximum permitted as of the last day of the fiscal quarter in which the Closing Date occurs, (i) until April 3, 2015, calculated on a Pro Forma Basis, to be greater than 3.0 to 1.0, and (ii) thereafter, calculated on a Pro Forma Basis, to be greater than 2.75 to 1.0.
II.    Section 7.09(b) – Consolidated Interest Coverage Ratio.
A.    Consolidated EBITDA for four prior fiscal quarters ending on Statement             Date (see Schedule 2):                     $____
B.    Consolidated Interest Expense for four prior fiscal quarters ending on             Statement Date (see Schedule 3):                 $____
C.    Consolidated Interest Coverage Ratio (Line II.A ÷ Line II.B):                                                ________ to 1
Minimum required: 3.0 to 1.0

For the Quarter/Year ended __________________
SCHEDULE 2
to the Compliance Certificate
($ in 000’s)
CONSOLIDATED EBITDA

CONSOLIDATED EBITDA (for Holdings and its Subsidiaries on a consolidated basis)	Quarter Ended _________	Quarter Ended _________	Quarter Ended _________	Quarter Ended _________	Four Quarter Period Ended _________
Net Income/Loss
plus interest expense
plus income tax expense
plus depreciation expense
plus amortization expense (including amortization of deferred financing fees and other original issue discount and banking fees, charges and commissions (such as letter of credit fees and commitment fees))

plus extraordinary losses
plus other non-cash items reducing net income (including impairment charges but excluding any such non-cash item to the extent it represents an accrual of or reserve for cash expenditures in any future period, provided, however, that all cash and non-cash charges and expenses with respect to the Seagate Arbitration shall be added back to Consolidated EBITDA to the extent that the aggregate amount of all such charges and expenses do not exceed 110% of the aggregate amount recorded by Holdings as an accrual in connection with the Seagate Arbitration through and including the fiscal quarter ended September 27, 2013 identified in its Quarterly Report on Form 10-Q as originally filed with the SEC on October 29, 2013)

plus any expenses or charges incurred in connection with any issuance of debt or equity securities (including upfront fees payable in respect of bank facilities)

CONSOLIDATED EBITDA (for Holdings and its Subsidiaries on a consolidated basis)	Quarter Ended _________	Quarter Ended _________	Quarter Ended _________	Quarter Ended _________	Four Quarter Period Ended _________
plus any fees and expenses related to acquisitions and investments permitted under the Credit Agreement (whether or not any such transaction is consummated) or acquisitions consummated prior to the Closing Date plus restructuring charges, reserves, severance and other transformational charges and other non-recurring or unusual expenses not to exceed, in any period of four consecutive fiscal quarters, an aggregate amount equal to the greater of $250,000,000 and 10% of Consolidated EBITDA for such period (calculated prior to giving effect to any add-back pursuant to this clause)

plus unrealized losses in respect of Hedge Agreements (but adding any realized losses to the extent not deducted in calculating such net income (or net loss))
minus extraordinary gains
minus non-cash gains increasing net income (excluding any such non-cash gain to the extent it represents the reversal of an accrual or reserve for potential cash gain in any prior period)
minus interest income
Consolidated EBITDA

For the Quarter/Year ended __________________
SCHEDULE 3
to the Compliance Certificate
($ in 000’s)
CONSOLIDATED INTEREST EXPENSE

CONSOLIDATED INTEREST EXPENSE (for Holdings and its Subsidiaries on a consolidated basis)	Quarter Ended _________	Quarter Ended _________	Quarter Ended _________	Quarter Ended _________	Four Quarter Period Ended _________
Total interest expense (including that portion attributable to capital leases in accordance with GAAP and capitalized interest) of Holdings and its Subsidiaries for such period, on a consolidated basis with respect to all outstanding Consolidated Debt for Borrowed Money, including all commissions, discounts and other fees and charges owed with respect to letters of credit minus interest expense not payable in cash
minus income (net of costs) under Hedge Agreements in respect of interest rates
Consolidated Interest Expense

Annex E

[FORM OF] ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] hereunder are several and not joint.] Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]: ______________________________

2.	Assignee[s]: ______________________________ [for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.	Borrower(s): ______________________________

4.	Administrative Agent: JPMorgan Chase Bank, N.A.

5.
Credit Agreement: Credit Agreement, dated as of January 9, 2014 among Western Digital Technologies, Inc., a Delaware corporation, Western Digital International, Ltd., an exempted company incorporated under the laws of the Cayman Islands, and Western Digital Ireland, Ltd., an exempted company incorporated under the laws of the Cayman Islands, as borrowers, Western Digital Corporation, a Delaware corporation, each lender from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

6.	Assigned Interest[s]:

Assignor[s]	Assignee[s]	Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment /Loans Assigned	Percentage Assigned of Commitment /Loans	CUSIP Number
_____________	____________	________	$_________________	$__________	________%	________
_____________	____________	________	$_________________	$__________	________%	________
_____________	____________	________	$_________________	$__________	________%	________

7.	Trade Date: __________________

Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The Assignee, if not already a Lender, agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information will be made available.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Name:
Title:

[Consented to and] Accepted:

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By: _________________________________
Name:
Title:

[Consented to:]

[JPMORGAN CHASE BANK, N.A., as
L/C Issuer

By: _________________________________
Name:
Title:]

[JPMORGAN CHASE BANK, N.A., as
Swing Line Lender

By: _________________________________
Name:
Title:]

[WESTERN DIGITAL TECHNOLOGIES, INC., as
US Borrower

By: _________________________________
Name:
Title:

WESTERN DIGITAL INTERNATIONAL, LTD., as
Cayman Parent Borrower

By: _________________________________
Name:
Title:

WESTERN DIGITAL IRELAND, LTD., as
Cayman Subsidiary Borrower

By: _________________________________
Name:
Title:]

ANNEX 1 TO EXHIBIT E

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.    Representations and Warranties.

1.1.    Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings, any Borrower, any other Subsidiaries or Affiliates of Holdings or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings, any Borrower, any other Subsidiaries or Affiliates of Holdings or any other Person of any of their respective obligations under any Loan Document.

1.2.    Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 11.06(b)(v) of the Credit Agreement (subject to such consents, if any, as may be required under Section 11.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.09 thereof (or, prior to the first such delivery, the financial statements referred to in Section 5.05 thereof), as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.    General Provisions. This Assignment and Assumption shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute the entire contract among the parties. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.